Investor Presentation

Third Quarter 2025

October 30, 2025

DIGIMARC

Safe Harbor Statement

This presentation includes "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which reflect management's current view regarding future events and performance.

Although we believe these statements are based on reasonable expectations and beliefs, they are subject to risks and uncertainties that are difficult to predict and, often, beyond our control. These risks include, but are not limited to, the risk factors set forth in Part I, Item 1A of our latest Annual Report on Form 10-K and the risks detailed in our other filings with the U.S. Securities and Exchange Commission.

We believe that these risk factors could affect our future performance and cause our actual results to differ materially from those expressed or implied by forward-looking statements made by us or on our behalf.

All forward-looking statements made by us or by persons acting on our behalf apply only as of the date of this presentation. We expressly disclaim any obligation to update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this presentation or a change in our views or expectations, or otherwise.

Q3'25 Highlights

Digimarc continues to make significant progress towards reaccelerating ARR growth with its newly refocused organization

Business Highlights

- The first Digimarc-protected gift cards reached shelves in August; major brands included Target, Home Depot, Nordstrom, and BHN (Multi-Retailer cards). We expect multiple major retailers to start selling Digimarc-protected gift cards within the next 2 quarters, carrying cards from an expanded number of Closed Loop brands as well as initial Open Loop cards.
- We are in discussions with 8 printers, as well as one additional direct customer, to support this broader roll-out, with the plan to select a handful as our initial GTM partners.
- We closed multiple upsell opportunities in the product authentication space, including the expansion of our solution to the 6th country of a global tobacco company.
- We also closed a pilot with a major pharmaceutical company for a novel application of our product authentication solution that may have applicability across the pharma vertical as well as multiple additional verticals.
- We unveiled a revolutionary new digitized security label solution to help brands prevent product counterfeiting [press release].

Financial Highlights

- We reduced Q3'25 operating expenses by 26% and non-GAAP operating expenses[(1)] by 39% from Q3'24, largely reflecting the impact of cost savings from the Q1'25 reorganization and ongoing streamlining efforts. We expect non-GAAP operating expenses to decrease even further in Q4'25.
- We reduced Q3'25 free cash flow[(1)] usage by 58% and non-GAAP loss[(1)] by 64% from Q3'24.
- We remain on track to generate both positive non-GAAP net income and positive free cash flow in Q4'25, even with our recent decision to invest in more resources to accelerate growth in our focus areas of retail loss prevention and digital authentication.

Three Core Focus Areas

Digimarc is focused on solving large, urgent problems that deliver immediate ROI

Retail Loss Prevention


Self-Checkout
OVERRIDE
Large Salad Bar - $12.99

Fight Fraud, Preserve Convenience, and Protect Associates at Self-Checkout


RETAIL THERAPY

Secure Your Gift Cards and Restore Consumer Trust

Product Authentication



Secure Authentication for Agents in the Field


Daily Supplement
Authentic

Covert Security and Powerful Protection for Consumers

Digital Authentication


Verify Media Assets with Content Credentials

Protect and Verify Digital Footprint



Track and Monetize Digital Assets

Retail Loss Prevention

We expect multiple major retailers to start selling Digimarc-protected gift cards within the next two quarters

- Our solution is more secure, less expensive, and – as the only digital solution – more extensible than existing solutions. This has caught the attention of many ecosystem participants as the industry needs a solution to the rampant gift card fraud creating an existential threat to their business.
- Beyond reducing the direct and indirect costs of fraud, our solution provides additional marketing, merchandising, gift-ability, environmental, and compliance benefits. This list of stated-benefits continues to grow in lockstep with ecosystem awareness.
- Gift cards represent retailers' most profitable in-store square footage and all-in losses from fraud are multiples of the estimated $4 billion in annual consumer losses. Moreover, retailers bear a large amount of the costs (appeasements, capex, reduced sales, loss of operational efficiencies, etc.) of fraud today, alongside the brands.
- Laggards in adopting (both brands and retailers) will likely bear an increasing percentage of an ever-increasing amount of fraud, driving the potential for a powerful demand-pull dynamic.
- The first Digimarc-protected gift cards reached shelves in August and all KPIs have been easily surpassed. We expect multiple major retailers to start selling Digimarc-protected gift cards within the next 2 quarters, carrying an expanded number of Closed Loop (only redeemable at specific retailers) brands as well as initial Open Loop (redeemable at any retailer) cards.
- An estimated 5+ billion gift cards are printed each year in the US alone. While we are currently directing most of our focus on this market, we are also progressing conversations in multiple additional countries with the potential to have our first non-US retailer begin rollout in 1H 2026.
- We are in discussions with 8 gift card manufacturers, as well as one additional direct customer, to support this broader roll-out, with the plan to select a handful as our initial GTM partners.

Gift Card Ecosystem

Digimarc predominantly sells its gift card solution to gift card manufacturers while leveraging our long-term relationships with numerous industry participants to catalyze adoption


Digimarc Customers
Ecosystem Enablers
Market Beneficiaries


DIGIMARC
Gift Card Manufacturers
Program Managers
Card Manufacturing Equipment
Gift Card Processors
Label Providers
Hardware Manufacturers
Gift Card Networks
Brands
Retailers

Product Authentication

Digimarc Validate ARR continues to grow, driven by customer upsells & new customer wins

- Brands face rampant counterfeiting and IP theft, with bad actors advancing their technology and processes to replicate packaging and security features with alarming accuracy, something made ever-easier with the advancement of AI.
- Decentralized supply chains and omnichannel sales make counterfeit detection more difficult, forcing brands to a reactive stance against emerging threats.
- Many security measures require trained inspectors and specialized tools, limiting accessibility, increasing costs and reducing scalability. Digimarc's secure and scalable, covert and connected solutions provide far superior results when compared to competing analog solutions such as tags, codes, inks, or labels.
- We closed multiple upsell opportunities in the product authentication space, including the expansion of our solution to the 6th country of a global tobacco company.
- We also closed a pilot with a major pharmaceutical company for a novel application of our product authentication solution that may have applicability across the pharma vertical as well as multiple additional verticals.
- We unveiled a revolutionary new digitized security label solution to help brands prevent product counterfeiting [press release].
- We are fortunate to have some of the largest and well-known companies in the world as valued customers and expect to benefit from further upsell and cross-sell revenue generation in the future.

Digital Authentication

We have exceeded our conservative 2025 assumptions in this area and look to accelerate our traction throughout 2026

- AI is creating a vacuum of trust and authenticity, especially acute in the digital world.
- Content Credentials (C2PA) has created awareness that our technology is capable of addressing this risk, which in turn is driving urgency to solve multiple additional problems (previously unsolvable as well as newly created).
- Our technology, our history, our credibility, our expertise and experience, and our first-to-market with – and co-leadership of – the digital watermarking component of the C2PA standard ensure we are well positioned in this burgeoning market.
- This is an exciting and nascent market. As previously shared, we have been intentional in how we address to optimize this segment for long-term success.
- We have now narrowed our focus to four use cases:
  - Multiple flavors of leak detection
  - Internal compliance
  - Piracy prevention
  - Royalty monitoring
- Our pipelines of both opportunities and partners are growing even prior to widespread marketing efforts, and we are now resourcing this area with the expectation it will be a significant contributor to our 2026 growth (and beyond).

Future Identification Opportunity Areas

Digimarc remains well-positioned to execute against large market opportunities when the markets are ripe

Digimarc Recycle



Initial enhancement of packaging for Belgium market has commenced and industry planning for German market is progressing. We remain positioned for additional ARR in the future. [Circular Packaging – HolyGrail 2030]

Digimarc Retail Experience



Continue to support Netto Marken Discount's use of our technology at their front of store. Has begun to pop-up in gift card retailer conversations.

Digimarc Automate



Continue to support partners capable of pursuing opportunities without the need for our direct involvement.

Digimarc Engage


1st Scan
Drive Registration/ Loyalty & Rewards
2nd Scan
Drive Subscription
3rd Scan
Drive Upsell

We have marquee customers, including two of the largest global CPGs, as the industry approaches Digital Link Sunrise 2027. We also expect multiple positive case studies to be published in the near future.

DIGIMARC

Financial Update

Annual Recurring Revenue

Q3'25 Ending ARR[2] was $15.8M vs $18.7M in Q3'24

- ARR was negatively impacted by churn of the $3.5M DRS contract in Q1'25.
- Looking forward, ARR will be negatively impacted by $3.1M in Q4'25, reflecting the conclusion of the renegotiation with our retailer customer.
- Despite this headwind, we expect ARR to trough in Q4'25, and to re-accelerate thereafter into 2026, largely from increasing penetration of our gift card solution and growth in digital authentication.

($'s in 000's)	YoY $ Change
Q3'24 ending ARR[2]	$18,674
DRS contract termination	($3,500)
Other net activity[3]	$639
Q3'25 ending ARR[2]	$15,813

Financial Summary

Q3'25 non-GAAP loss[(1)] was ($2.2M), an improvement of $3.9M or 64% from Q3'24

- The large reduction in operating expenses primarily reflects lower compensation costs due to the reorganization in Q1'25.
- Looking forward, we expect a further reduction in our run-rate of expenses in Q4'25 as not all the benefits from our ongoing streamlining efforts were fully realized in Q3'25.
- We remain on track to generate positive non-GAAP net income in Q4'25, even with our recent decision to invest in more resources to accelerate growth in our focus areas of retail loss prevention and digital authentication.

($'s in 000's, except per share amounts)	Q3'25	Q3'24	YoY % Change
Subscription revenue	$4,567	$5,252	(13%)
Service revenue	$3,060	$4,191	(27%)
Subscription gross profit margin[(4)]	86%	86%	0 Points
Service gross profit margin[(4)]	57%	61%	-4 Points
Operating expenses	$12,810	$17,266	(26%)
Non-GAAP operating expenses[(1)]	$8,611	$14,092	(39%)
Net loss	($8,152)	($10,754)	(24%)
Non-GAAP net loss[(1)]	($2,186)	($6,040)	(64%)
Net loss per share – diluted	($0.38)	($0.50)	(24%)
Non-GAAP net loss per share – diluted[(1)]	($0.10)	($0.28)	(64%)

Free Cash Flow

Q3'25 free cash flow[1] was ($3.1M), an improvement of $4.2M or 58% from Q3'24

- The improvement in free cash flow usage was largely attributable to lower operating expenses.
- We ended Q3'25 with $12.6M of cash and short-term investments, and no debt.
- Internally we use non-GAAP net income as a proxy for free cash flow as it excludes the timing impact of customer receipts and vendor payments to provide a more normalized view of free cash flow.
- Looking forward, we remain on track to deliver positive free cash flow in Q4'25, even with our recent decision to invest in more resources to accelerate growth in our focus areas of retail loss prevention and digital authentication.
- We expect to rebuild our cash balance via operating cash flow throughout 2026.

($'s in 000's)	Q3'25	Q3'24	YoY $ Improvement
Free cash flow[1]	($3,074)	($7,269)	$4,195
Non-GAAP net loss[1]	($2,186)	($6,040)	$3,854

Free Cash Flow Bridge

Lower expenses are driving the $4.2M improvement in free cash flow in Q3'25 vs. Q3'24



Q3'25 vs. Q3'24 Free Cash Flow (FCF) Bridge
$'s in Millions
Increase
Decrease
Total
$0.0
($1.0)
($2.0)
($3.0)
($4.0)
($5.0)
($6.0)
($7.0)
($8.0)
($9.0)
($10.0)
($7.3)
($1.8)
$0.4
$5.5
$0.1
($3.1)
Q3'24 FCF(1)
Revenue
COGS
Non-GAAP Opex(1)
Other
Q3'25 FCF(1)
Net $4.2M FCF benefit

DIGIMARC

Concluding Remarks

We are realizing significant benefits from our decision to focus on our core authentication use cases as we build the trust layer for the modern world

- Digimarc is capitalizing on the convergence of key trends driving increased demand for our solutions.
- We are advancing the gift card opportunity by aligning key industry partners as we progress towards widespread adoption of our solution.
- Our weight-based shrink solution delivers triple digit ROI and expands the distribution of our detection software at retail front of store as well as provides an attractive upsell opportunity for retailers on-boarding for our gift card solution.
- Digimarc Validate continues to drive both new logos as well as upsell and cross sell business. We are also expanding our product capabilities via customer-driven requests and our revolutionary new digitized security label solution.
- We believe our decision to prioritize the long-term opportunity in digital authentication is paying off. We have narrowed our focus to four use cases, our pipelines of both opportunities and partners are growing, and we are now resourcing this area with the expectation it will be a significant contributor to our 2026 (and beyond) growth.
- We continue to be well-positioned to address very large problems outside of our current focus areas when the markets are ripe.
- We remain on track to achieve both positive non-GAAP net income and positive free cash flow in Q4'25 and will seek to expand both in fiscal 2026 as ARR begins to reaccelerate.

Q&A






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Footnotes

(1) This presentation contains non-GAAP financial measures including Non-GAAP operating expenses, Non-GAAP net loss, Non-GAAP net loss per share (diluted) and Free cash flow. These financial measures are important measures of our operating performance because they allow management, investors and analysts to evaluate and assess our core operating results from period-to-period after removing non-cash and non-recurring activities that affect comparability. Our management uses these non-GAAP financial measures, amongst others, in evaluating our financial and operational decision making and as a means to evaluate period-to-period comparisons.

Digimarc believes that providing non-GAAP financial measures, together with the reconciliation within our SEC filings to GAAP financial measures, helps management and investors make comparisons between us and other companies. In making any comparisons to other companies, investors need to be aware that companies use different non-GAAP measures to evaluate their financial performance. Investors should pay close attention to the specific definition being used and to the reconciliation between such measures and the corresponding GAAP measures provided by each company under applicable SEC rules. These non-GAAP financial measures are not measurements of financial performance or liquidity under GAAP. In order to facilitate a clear understanding of its consolidated historical operating results, investors should examine Digimarc's non-GAAP financial measures in conjunction with its historical GAAP financial information, and investors should not consider non-GAAP financial measures in isolation or as substitutes for performance measures calculated in accordance with GAAP. Non-GAAP financial measures should be viewed as supplemental to, and should not be considered as alternatives to, GAAP financial measures. Non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive of potential future results.

(2) Ending Annual Recurring Revenue (ARR) is a company performance metric calculated as the aggregation of annualized subscription fees from all our commercial contracts as of the measurement date.

(3) Other net activity refers to additions to ARR, reflecting new and upsell activity, offset by deletions from ARR, reflecting contract terminations and downsells. As previously stated, we expected higher customer churn as we tightened our go-to-market focus, and in areas outside of that focus, we would be strategically price-aggressive.

(4) Subscription and Service gross profit margins exclude amortization expense on acquired intangible assets from the EVRYTHNG acquisition.